UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 22, 2010

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

On September 22, 2010, PPL Corporation (“PPL” or the “Company”) announced that on Tuesday, September 28, 2010 its Chairman, President and Chief Executive Officer, James H. Miller, will participate in a webcast panel discussion at the Bank of America-Merrill Lynch 2010 Power & Gas Leaders Conference.  At this conference, Mr. Miller is expected to reaffirm the Company’s previously announced 2010 ongoing earnings forecast of $2.70 to $3.05 per share and 2010 reported earnings forecast of $2.10 to $2.45 per share.  In addition to this conference, representatives of PPL will be discussing the Company’s business outlook with financial analysts and investors through September 30, 2010.  Unless it publicly discloses otherwise, PPL expects that during these meetings and discussions it will reaffirm the Company’s 2010 earnings forecast.  A webcast of the presentation will be available for 30 days following the conference on PPL's Internet Web site:  www.pplweb.com.

Furnished as Exhibit 99.1 is a copy of the Company’s September 22, 2010 press release.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	99.1 -	Press release announcing PPL’s participation at the Bank of America-Merrill Lynch 2010 Power & Gas Leaders Conference on September 28, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Paul A. Farr
Paul A. Farr Executive Vice President and Chief Financial Officer

Dated:  September 24, 2010